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                                                                      Exhibit 23



            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


We have issued our report dated June 1, 2005, accompanying the financial statements of Jo-Ann Stores, Inc. 401(k) Savings Plan included on Form 11-K for the year ended December 31, 2004. We hereby consent to the incorporation by reference of said report in the previously filed Registration Statement on Form S-8 (File No. 33-72445, effective February 16, 1999).


/s/
GRANT THORNTON LLP


Cleveland, Ohio
June 1, 2005